UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 10/31/2006

Owens Corning Sales, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-3660

DE	34-4323452
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Owens Corning Parkway, Toledo, OH 43659

(Address of Principal Executive Offices, Including Zip Code)

419-248-8000

(Registrant’s Telephone Number, Including Area Code)

Owens Corning

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01. Entry into a Material Definitive Agreement.

Senior Credit Facilities, Indenture and Registration Rights Agreement

The information described under Item 2.03 below “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On October 31, 2006 (the “Effective Date”), the transactions contemplated by the Sixth Amended Joint Plan of Reorganization for Owens Corning and Its Affiliated Debtors and Debtors-in-Possession (as Modified) (the “Plan”) were consummated, causing the Plan to become effective. As a result of the Plan becoming effective, Owens Corning Sales, Inc. (formerly known as Owens Corning) (the “Company”) emerged from bankruptcy and a number of its material agreements were terminated.

Compensation Programs

Effective as of the Effective Date, the Company transferred sponsorship of certain employee benefit plans and compensation programs that it had previously sponsored to its direct parent, Owens Corning (formerly known as Owens Corning (Reorganized) Inc.) (“Owens Corning”). For a full description of these employee benefit plans and compensation programs, reference is made to the description of such plans and programs under the heading “Management – Executive Compensation” in Amendment No. 1 to Owens Corning’s Registration Statement on Form S-1 (File No. 333-136363) filed with the Securities and Exchange Commission (“SEC”) on October 25, 2006, which description of such plans and programs is incorporated by reference herein.

Debtor-In-Possession Credit Facility

In connection with bankruptcy proceeding, the Company and certain of the other debtors obtained a debtor-in-possession credit facility with Bank of America, N.A., as administrative agent (the “DIP Agent”), and lenders party thereto from time to time (as amended, the “DIP Facility”). All fees and other payment obligations outstanding under the DIP Facility of which the Company had been notified were paid on the Effective Date and letters of credit issued by the DIP Agent under the DIP Facility were deemed reissued under the new Credit Agreement (defined below) entered into by Owens Corning, or otherwise assumed by Owens Corning, on the Effective Date. The DIP Facility was, accordingly, terminated on such date.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Senior Credit Facilities

On the Effective Date, Owens Corning entered into a credit agreement (the “Credit Agreement”) with Citibank, N.A., as administrative agent, and various lenders, providing for the creation of unsecured senior credit facilities consisting of:

•	a $1.0 billion multi-currency senior revolving credit facility; and

•	a $1.4 billion delayed-draw senior term loan facility.

Owens Corning’s obligations under the Credit Agreement are unconditionally and irrevocably guaranteed by the Company and certain of Owens Corning’s other material wholly-owned domestic subsidiaries.

For a full description of the Credit Agreement, reference is made to the description of such agreement under the heading “Description of Indebtedness – Senior Credit Facilities” in Amendment No. 1 to Owens Corning’s Registration Statement on Form S-1 (File No. 333-136363) filed with the SEC on October 25, 2006, which description is incorporated by reference herein. The description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Indenture

On the Effective Date, Owens Corning issued and sold $650,000,000 aggregate principal amount of 6.50% Senior Notes due 2016 (the “2016 Notes”) and $550,000,000 aggregate principal amount of 7.00% Senior Notes due 2036 (the “2036 Notes,” and together with the 2016 Notes, the “Notes”).

The Notes were issued under an indenture (the “Indenture”) dated as of the Effective Date among Owens Corning, the Company and certain other guarantors named therein, and LaSalle Bank, National Association, as trustee in a private transaction that is not subject to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

Owens Corning’s obligations under the Notes are unconditionally guaranteed by the Company and each of Owens Corning’s other current and future domestic, wholly-owned subsidiaries that is a borrower or guarantor under the Credit Agreement (each a “Guarantor”).

The 2016 Notes will mature on December 1, 2016 and the 2036 Notes will mature on December 1, 2036. Interest on the 2016 Notes will accrue at the rate of 6.50% per annum and interest on the 2036 Notes will accrue at the rate of 7.00% per annum. All interest will be payable semi-annually in arrears on June 1 and December 1, commencing on June 1, 2007. Interest payments will be made to the holders of record of such series on the immediately preceding May 15 and November 15.

Registration Rights Agreement

In connection with the offering and sale of the Notes, Owens Corning, the Company and the other Guarantors and the initial purchasers entered into a registration rights agreement (the “Registration Rights Agreement”) whereby Owens Corning, the Company and the other Guarantors agreed to file a registration statement with the SEC relating to an exchange offer pursuant to which notes substantially identical to the Notes will be offered in exchange for the then outstanding Notes.

The foregoing description of the Indenture and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

As contemplated by the Plan, in consideration for Owens Corning’s willingness to issue shares of its common stock to the Company’s creditors, on the Effective Date the Company issued 100 shares of its common stock, par value $0.01 per share (the “Common Stock”), to Owens Corning.

The Company relied, based on the confirmation order it received from the Bankruptcy Court confirming the Plan, on Section 1145 of the Bankruptcy Code and Section 4(2) of the Securities Act to exempt from the registration requirements of the Securities Act the sale of the Common Stock to Owens Corning.

Item 5.01. Changes in Control of Registrant.

On July 21, 2006, Owens Corning was formed as a Delaware corporation and a direct subsidiary of the Company. In connection with the Company ‘s emergence from bankruptcy and pursuant to the terms of the Plan, on the Effective Date, all of the Company’s previously issued stock, options and warrants were cancelled, and the Company issued the Common Stock to Owens Corning. Concurrently with that issuance, the Company forfeited its ownership in Owens Corning. As a result of its ownership of the Common Stock of the Company, Owens Corning became the direct parent of the Company and is the parent holding company for the Company and the Company’s subsidiaries. On the Effective Date, the Company changed its name to “Owens Corning Sales, Inc.” and Owens Corning (Reorganized) Inc. changed its name to “Owens Corning.”

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s reorganization and emergence from bankruptcy, the Company amended and restated its Certificate of Incorporation and Bylaws, effective as of the Effective Date. The amended and restated Certificate of Incorporation and amended and restated Bylaws are filed as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Indenture dated as of October 31, 2006 by and among Owens Corning, each of the guarantors named therein and LaSalle Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).

4.2	Registration Rights Agreement dated as of October 31, 2006 by and among Owens Corning, each of the guarantors named therein, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 4.2 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).

10.1	Credit Agreement dated as of October 31, 2006 by and among Owens Corning, the lenders referred to therein, and Citibank, N.A., as administrative agent (incorporated herein by reference to Exhibit 10.3 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Owens Corning

Date: November 3, 2006	By:	/s/ Rodney A. Nowland
Rodney A. Nowland
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Indenture dated as of October 31, 2006 by and among Owens Corning, each of the guarantors named therein and LaSalle Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).

4.2	Registration Rights Agreement dated as of October 31, 2006 by and among Owens Corning, each of the guarantors named therein, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 4.2 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).

10.1	Credit Agreement dated as of October 31, 2006 by and among Owens Corning, the lenders referred to therein, and Citibank, N.A., as administrative agent (incorporated herein by reference to Exhibit 10.3 to Owens Corning’s current report on Form 8-K (File No. 1-3660), filed November 2, 2006).